Stein Roe Mutual Funds
Annual Report
September 30, 1999

Stein Roe Equity Fund

Young Investor Fund

Logo: Stein Roe Mutual Funds
Sensible Risks. Intelligent Investments.(R)

Contents

     From the President...............................................   1
       Stephen E. Gibson's thoughts on the equity markets and investing

     Performance Summary..............................................   7

     The Companies We Invest In ......................................   8

     Fund Highlights..................................................   10

     Questions & Answers..............................................   12
       An interview with Portfolio Managers David Brady and Erik Gustafson

     Portfolio of Investments.........................................   17
       A complete list of investments with market values

     Financial Statements.............................................   24
       Statements of assets and liabilities, operations and changes in net assets

     Notes to Financial Statements....................................   30

     Financial Highlights.............................................   33
       Selected per-share data and ratios

     Report of Independent Accountants................................   36




                Must be preceded or accompanied by a prospectus.

                              To Our Shareholders
DEAR INVESTOR,
Five years ago when we published the first annual report for Stein Roe Young Investor Fund, fear of higher inflation and rising interest rates dominated the news. The Federal Reserve Board had raised borrowing rates. Some investors believed America's robust economy would overheat. The stock market was volatile.

     Now, at the threshold of a new century, inflation and interest rates are again at the top of Wall Street's worries. Market volatility has returned, and the returns from many large-cap growth stocks in fiscal year 1999 were modest. Stocks of mid-size and smaller companies generally lagged.

     Still, by investing in companies of all sizes, Young Investor Fund provided an attractive total return of 23.89% for the 12 months ended September 30, 1999. This was less than the return of the Fund's benchmark, the unmanaged Standard & Poor's 500 Index, a group of large-cap stocks that rose 27.79% for the period.

     For four of the last five fiscal years, Young Investor Fund provided average annual returns of more than 20%, an exceptional achievement. Over the past 73 years, however, annual returns from stocks have averaged just 11%, with some years of negative returns of more than 20%.* Investors of all ages should consider that such volatility is normal for growth-oriented investments.

TECHNOLOGY AND TELECOM DROVE RESULTS
     We attribute the Fund's fiscal 1999 returns to a strong positioning in technology and telecommunications stocks that did well. You should know that from its very beginnings, your Fund's investment portfolio has reflected a consistent belief in the power of technology. For example, Microsoft and MCI WorldCom (then MCI Communications) were top 10 holdings five years ago and are still among the top 10 as of September 30, 1999 (2.8% and 2.7% of net assets, respectively).

*Source: Wiesenberger(R), based on average annual returns of the S&P 500 Index, 12/31/25 to 9/30/99.

Balloon Text: The unmanaged Standard & Poor's 500 Index has been around since 1925. It is a group of large company stocks that changes slightly each year as companies merge and fluctuate in value.

     Perhaps more than in any decade since the 1920s, advances in technology and telecommunications are revolutionizing American business. Consider that when Young Investor Fund began operating in May 1994, hardly anyone used the Internet. Now it is becoming the communication tool of choice. In fact, some
85% of children with a home computer use the Internet to do homework.**

A FUTURE FULL OF POTENTIAL
     As any parent knows, the amount of care given a child in his or her first few years is critical to a child's future success. We are pleased to report that the attention Stein Roe has provided for your Fund since 1994 has built an outstanding investment and educational opportunity. Young Investor Fund's net assets have risen more than 100-fold since the Fund's first annual report.

     During fiscal 1999, the Fund attracted an average of nearly 5,000 new shareholders a month. Yet we think we've barely scratched the surface of the Fund's potential to reach young Americans.




**Source: NPD Online Research.

To Our Shareholders
(Continued)

With the support of Liberty Financial Companies, Inc., Stein Roe's parent organization, we believe we are making a difference in an industry where candid communication is more important than ever.

     One statistic we believe worth highlighting is that the number of potential young investors in America is rising. In fact, over the next 50 years, the number of people under age 19 in the United States is expected to grow 19 million to 106.8 million, according to the U.S. Census Bureau.

     This 21% increase compares with what census experts expect will be a 23% decline in the number of kids in the rest of the industrialized world by the year 2050. In Europe, for example, the number of children could fall from 180 million to 90 million in 50 years because of limited job opportunities, high taxes and social trends that discourage formation of families.***



***Source: US Census Bureau, International Data Base at www.census.gov.


Balloon Text: Over the next 50 years, the number of people under age 19 in the United States is expected to grow 19 million.

A BEACON OF OPPORTUNITY
     One thing we've learned in managing Young Investor Fund is that America's children have no shortage of optimism about the future. Through letters, postcards and the annual Young Investor essay contest, kids as young as four have shared thousands of insightful thoughts about money and investing. Some of the most poignant messages illustrate ingenuity, shatter myths about kids and highlight the growing role of technology in children's lives.

     A century ago, through the efforts of newspaper publisher Joseph Pulitzer, schoolchildren invested enough pennies to build a pedestal for the Statue of Liberty at the entrance to New York harbor. Today, in that same spirit, we think Young Investor Fund provides a platform for investor education that can also serve as a beacon for personal financial freedom.

INTELLIGENT INVESTING IN GROWTH STOCKS
     As parents and shareholders, you can expect that Young Investor Fund's management has a commitment to a disciplined, research intensive approach to stock selection that has the potential to help you meet your long-term investment goals. On the pages that follow, David Brady and Erik Gustafson, your Fund's portfolio managers, detail the strategy that has generated the Fund's fiscal 1999 results.

     We appreciate the confidence you have shown in Young Investor Fund. We encourage you to carefully review this report as well as the forthcoming fall issue of Dollar Digest.(R)

Sincerely,

/s/ Stephen E. Gibson
Stephen E. Gibson
President
November 15, 1999


On November 2, 1999, Stephen E. Gibson was named President of Stein Roe Mutual Funds. Mr. Gibson is President and Chief Executive Officer of Liberty Funds Group, LLC, a part of Liberty Financial Companies Inc. Liberty Financial is Stein Roe's Boston parent organization. Mr. Gibson joined Liberty Financial in 1996 and has more than 20 years of mutual fund industry experience that includes senior management positions at Putnam Investments and Kemper Corporation.

Performance Summary

Average Annual Total Returns Through Sept. 30, 1999
                             One Year          Five Years      Life of Fund

 Young Investor Fund          23.89%             24.72%           23.13%

Standard & Poor's
500 Index                     27.79%             25.03%           23.77%

Lipper Multi-Cap Growth
Fund Average                  41.88%             20.86%           19.38%

Number of Funds
In Peer Group                   348                147             131


Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Total return includes changes in share price and reinvestment of income and capital gains distributions. The S&P 500 Index is an unmanaged group of stocks that differs from the composition of the Fund and is not available for direct investment. The Fund began operating on 4/29/94; benchmark performance is from 4/30/94 to 9/30/99. Source: Lipper Inc., a monitor of mutual fund performance.


Balloon Text: Recently Lipper Inc. changed many mutual fund peer groups to more precisely measure similarly managed funds. Young Investor Fund's peer group changed from "growth funds" to "multi-cap growth funds."

                           The Companies We Invest In

      Did you know it took 13 years from the time that Thomas Edison invented the light bulb in 1879 to form the company we know today as General Electric Co?

     It was a volatile time. Edison needed to sue to protect his light bulb patent. His company went through several mergers. The business branched out into new directions such as electric locomotives, transformers and turbines. Industrial technology was changing rapidly, offering enormous growth potential as well as substantial risks for investors.

     Today, the Internet and telecommunications are the leading growth engines of America's economy, and the pace of change is equally dynamic. Companies of all sizes in many industries are trying to capitalize on bright ideas to sell products and services through electronic commerce.

     In selecting stocks for Young Investor Fund's portfolio, your Fund's portfolio managers look for businesses in many sectors that they think are likely to stand the test of time. Mindful of the lessons of history, they carefully analyze the risks of investing in rapidly growing companies and learn as much as they can about how companies are managed.

     As of September 30, 1999, four of the Portfolio's top 10 holdings were technology and telecommunications companies, as shown on the next page. The Fund's largest holding was Cisco Systems (4.4% of net assets), a company that helps link computer networks to the Internet.

     By the way, the Portfolio also holds shares of General Electric (2.6% of net assets). GE still makes light bulbs and locomotives, and today also makes medical devices and airplane engines, provides financial services and operates the NBC television network.

Balloon Text: As of September 30, 1999, four of the Portfolio's top 10 holdings were technology and telecommunications companies.

                                                                  Main
           Top 10 Holdings As of Sept. 30, 1999*  Percent of      Product
           Company                                Net Assets      Or Service
---------------------------------------------------------------------------------------
1          Cisco Systems                          4.4%            Computer networking
---------------------------------------------------------------------------------------
2          Microsoft                              2.8             Computer software
---------------------------------------------------------------------------------------
3          MCI WorldCom                           2.7             Telecommunications
---------------------------------------------------------------------------------------
4          General Electric                       2.6             Capital Goods/Finance
---------------------------------------------------------------------------------------
5          Tyco International                     2.6             Capital Goods
---------------------------------------------------------------------------------------
6          Hispanic Broadcasting                  2.5             Media
---------------------------------------------------------------------------------------
7          Interpublic Group                      2.5             Advertising agency
---------------------------------------------------------------------------------------
8          Clear Channel Comm.                    2.4             Media
---------------------------------------------------------------------------------------
9          AES                                    2.4             Global Utility
---------------------------------------------------------------------------------------
10         Lucent Technologies                    2.4             Telecom equipment


*Holdings disclosed as a percentage of SR&F Growth Investor Portfolio.

Fund Highlights
As of September 30,1999
                      Growth of a $10,000 Investment Since
              Young Investor Fund Began Operating on April 29, 1994
--------------------------------------------------------------------------------
Line Chart:
                Young Investor   Standard & Poor's  Lipper Multi-Cap
                Fund             500 Index          Growth Fund Average
                                                    (131 funds)
4/29/94         10040            10163.5            9950.28
09/30/94        10240            10398.5            10200.6
03/31/95        11413.6          11408              10842.1
09/30/95        14395.5          13487.7            13328.6
03/31/96        16466.5          15066.4            14216.5
09/30/96        19512.7          16228.5            15438.7
03/31/97        19293.7          18052.3            15028.5
09/30/97        24659.1          22788.9            19603.6
03/31/98        28909.5          26710.8            21532.3
09/30/98        24939.8          24858.7            18795.5
03/31/99        32791.2          31649              25220.4
09/30/99        30954.5          31765.8            26461.3


Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. This illustration assumes a $10,000 investment on April 29, 1994, and reinvestment of income and capital gains distributions. The S&P 500 Index is an unmanaged group of stocks that differs from the composition of the Fund and is not available for direct investment. Lipper Inc. is a monitor of mutual fund performance. Lipper Category and Index performance is from 4/30/94.

                                    Fund Data
--------------------------------------------------------------------------------
Investment Objective and Strategy:
Seeks to achieve long-term growth by investing in a portfolio primarily made up of common stocks and other equity securities. The Fund also has an educational objective to teach investors about basic economic principles and personal finance through a variety of educational materials prepared and paid for by the Fund.

Age of Fund:
5 years, 5 months
Net Assets:
$880.6 million
Number of Shareholders: 201,283

Balloon Text: Standard & Poor's compiles different indexes that measure the stock performance of large, medium and small companies.

                           Your Fund and Its Benchmark
                    Industry Weightings vs. the S&P 500 Index
                              As of Sept. 30, 1999
--------------------------------------------------------------------------------
                                                   Young         S&P 500
                                               Investor Fund      Index
--------------------------------------------------------------------------------
Technology/Telecom                                 35%             26%
Media/Leisure/Retailers/Restaurants*               21%             12%
Health Care/Food/Household
Products & Services**                              15%             19%
Financial                                          12%             14%
Utilities                                           9%             11%
Industrial                                          7%              8%
Basic Materials/Energy                              1%             10%

*Consumer cyclicals **Consumer non-cyclicals

                  How Young Investor Fund Performed Amid Market
                   Volatility Oct. 1, 1998 to Sept. 30, 1999
--------------------------------------------------------------------------------

              Young Investor  Standard & Poor`s  Standard & Poor's  Standard & Poor's
              Fund            MidCap 400 Index   500 Index          SmallCap 600 Index
9/30/98       0               0                  0                  0
               6.88            8.92               8.13               4.64
11/30/98      13.18           14.36              14.68              10.52
              20.53           28.16              21.28              17.57
1/31/99       26.12           23.16              26.35              16.08
              21.66           16.72              22.43               5.63
3/31/99       31.04           19.99              27.32               6.99
              34.51           29.45              32.25              14.06
5/31/99       29.86           30.01              29.14              16.84
              36.22           36.97              36.3               23.48
7/31/99       29.01           34.06              32.04              22.4
              26.39           29.47              31.39              17.01
9/30/99       24.12           25.5               27.8               17.54

Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Total return includes changes in share price and reinvestment of income and capital gains distributions. Each index shown above is an unmanaged group of stocks that differs from the composition of the Fund and is not available for direct investment. Source: Bloomberg Business News.

An Interview with the Portfolio Managers

Q&A with David Brady and Erik Gustafson, portfolio managers of Young Investor Fund and SR&F Growth Investor Portfolio

Q. How did the Fund perform between October 1998 and September 30, 1999?

A. Gustafson: A positive market environment helped lift the Fund's returns during the first half of fiscal 1999 while a period of market anxiety about possible higher inflation depressed the Fund's results between April and September. Young Investor Fund fully participated in the stock market's recovery last autumn and winter but underperformed the unmanaged S&P 500 Index and its peer group this past spring and summer as interest rates rose.


Q. What contributed to the Fund's performance?
A. Brady: We held an above-average weighting in technology and telecommunications stocks to participate in the growth potential of the Internet. While these sectors provided strong double-digit returns between October 1998 and March 1999, this positioning hurt the Fund's results this past summer. Prices of some of our holdings in these two sectors dropped sharply.

     Some of the Portfolio's holdings in midcap and small-cap stocks were also a drag on the Fund's results during fiscal 1999. Both the unmanaged S&P MidCap 400 Index and S&P SmallCap 600 Index rose less than the S&P 500 for the 12 months ended Sept. 30, 1999, as shown on page 11.

A. Gustafson: We believe that technology and telecommunications represent the fastest growing sectors of the U.S. economy, and we have weighted the portfolio to try to benefit from long-term growth and deregulation trends in these areas. In fiscal 1999, we also maintained a roughly 60%-30%-10% mix of large, midcap and small-cap companies. For many of our shareholders, Young Investor Fund may be their primary equity holding. We feel our positioning provides the opportunity for investors to benefit from the growth potential of all segments of the market.

Q. Can you be more specific about how the Fund's technology holdings performed?
A. Brady: During the fiscal year, your Fund held many large company stocks such as America Online and MCI WorldCom (2.1% and 2.7% of net assets, respectively) that were among the top performers among stocks in the S&P 500 Index for the first half of the year. During the second half, some of these stocks' prices weakened amid concerns about product pricing.

     Certain Internet-related technology and telecommunications stocks provided strong positive returns throughout fiscal 1999. Cisco Systems, EMC Corp. and Hispanic Broadcasting were among the Fund's top performers (4.4%, 2.2% and 2.5% of net assets, respectively) this past summer.

     One technology stock we've held for more than five years is Microsoft (2.8% of net assets). Its performance was strong for most of the year, and we continue to like the company. It


Photos of: Erik Gustafon and David Brady has a consistent record of strong earnings growth. We're excited about sales prospects for Microsoft's planned Windows 2000 operating system upgrade in the coming months.


Q. What caused the stock market to be so volatile in the past year?
A. Gustafson: After one of the strongest surges in recent years from October 1999 to April 1999, the U.S. stock market treaded water. In particular, the third calendar quarter of 1999 was a period of weakness for growth stocks. Some companies' shares dropped as much as 30% after reporting earnings disappointments.

     In autumn 1998, investors became much more confident in corporate earnings prospects after the Federal Reserve Board (the Fed) reduced short-term interest rates. Consumer prices remained low, and international financial markets began to stabilize. U.S. economic growth was better than expected.

     However, investor perceptions began to change dramatically beginning in the late spring. Oil prices rose to $25 a barrel, GDP (gross domestic product) accelerated to the point where some economists thought the economy would overheat and the Fed raised short-term interest rates. All of this put downward pressure on stock prices this past summer.

Balloon Text: GDP is the amount of goods and services made in the U.S. each year.

Q. Can you provide some examples of stocks that were disappointments in fiscal 1999 that you believe still have the potential to do well or that you sold?

A. Brady: Stocks of toy makers generally did not do well in fiscal 1999. We owned Hasbro and Mattel (1.5% and 1.9% of net assets, respectively) because we thought both companies had outstanding fundamentals. We've retained our positions because we thought each company's brands, such as Barbie dolls, were well-established. While each has the potential to overcome the industry's current challenges, Mattel's acquisitions have disappointed investors and led to lower company profits.

A. Gustafson: This past spring we purchased Excite@Home on the belief that it had strong potential as an Internet services provider. As larger companies such as Microsoft announced plans to move aggressively into this area, Excite@Home earnings prospects began to look less attractive, so we sold the Portfolio's position this past summer. During the first half of the year, we sold Kellogg Corp. and Quaker Oats. More competition in the breakfast foods section of supermarkets appears to have limited both companies' growth prospects.

     Health care stocks generally did not fare well amid concerns about government plans to cover prescription drugs under the Medicare program for retirees. We sold Eli Lilly

Balloon Text: During the past three years, the earnings of technology stocks in the S&P 500 Index have risen an average of 34% a year. Source: First Call/Thompson Financial.

but retained the Fund's position in Johnson & Johnson (1.9% of net assets) a stock that held up well during this past summer's market volatility.

Q. In addition to technology and telecommunications, what other types of stocks appear to have attractive long-term investment characteristics?

A. Brady: We have been exploring opportunities in the financial services sector, which has had a difficult time over the past year as interest rates have risen. We believe certain companies offer good growth prospects and that interest rates, in the absence of inflation, are unlikely to move much higher from current levels.

     Recent government economic data have confirmed a resilient, healthy U.S. economy. Retail sales and personal income are rising. Consumer confidence is high and consumer credit trends remain positive, in our view. Looking ahead, we believe the investment environment we anticipate will unfold over the next several months - continued favorable inflation and moderate growth - will lead to a more stable interest rate environment, and this should benefit financial stocks such as Citigroup (2.3% of net assets).


Past performance is no guarantee of future results. Share price and investment returns will vary, so you may have a gain or loss when you sell shares. Total return includes changes in share price and reinvestment of income and capital gains distributions. Portfolio holdings are as of 9/30/99 and are subject to change. Investments in midcap and smaller companies may experience greater volatility. The unmanaged S&P 500 Index differs from the composition of any Stein Roe Fund; the index is not available for direct investment. Source: Lipper Inc.

SR&F Growth Investor Portfolio

PORTFOLIO OF INVESTMENTS AT SEPTEMBER 30, 1999
(All amounts in thousands)

                                                                          NUMBER           MARKET
COMMON STOCKS (96.5%)                                                  OF SHARES            VALUE
                                                                       ---------         --------
Advertising (2.5%)
Interpublic Group Cos., Inc.
   (Owns and operates advertising agencies)                                  600         $ 24,675

Banks (0.9%)
Texas Regional Bancshares, Class A
   (Commercial bank operating in the Rio Grande
      Valley of Texas)                                                       375            9,281

Commercial Services (1.6%)
Paychex, Inc.
   (Provides computerized payroll accounting services
      to businesses)                                                         450           15,356

Computer Software and Services (17.3%)
America Online, Inc. (a)
   (Internet service provider)                                               200           20,800
Cisco Systems, Inc. (a)
   (Produces, markets and supports multiprotocol
      internetworking systems)                                               633           43,400
EMC Corp. (a)
   (Provides enterprise storage systems, software, networks,
      and services)                                                          300           21,431
Equant NV-NY Registered Shares (a)
   (Operates data network systems to multinational
      businesses)                                                            200           16,275
Inktomi Corp. (a)
   (Develops and markets scalable software applications)                     100           12,003
Intuit, Inc.
   (Develops and markets software products and related services)             175           15,340
Microsoft Corp. (a)
   (Manufactures computer and software products and
      operating systems)                                                     300           27,169
Sun Microsystems, Inc. (a)
   (Supplies network computing products)                                     150           13,950
                                                                                          -------
                                                                                          170,368


                                       17

SR&F Growth Investor Portfolio
PORTFOLIO OF INVESTMENTS (CONTINUED)
(All amounts in thousands)



                                                                          NUMBER           MARKET
                                                                       OF SHARES            VALUE
                                                                       ---------         --------
Consumer Products (1.7%)
Procter & Gamble Co.
   (Produces personal-care products, pharmaceuticals,
      food and beverages)                                                    175         $ 16,406

Distribution - Retail (5.5%)
Hasbro, Inc.
   (Manufactures and sells children's toys)                                  700           15,006
Mattel, Inc.
   (Designs, manufactures and markets children's toys)                     1,000           19,000
Walgreen Co.
   (Large retail drugstore chain)                                            800           20,300
                                                                                          -------
                                                                                           54,306
Electrical Equipment (2.6%)
General Electric Co.
   (Appliances, broadcasting, communications and
      transportation)                                                        220           26,084

Electrical Generation (3.3%)
AES Corp. (a)
   (Provider of electricity to U.S. and international
      customers)                                                             400           23,600
Calpine Corp. (a)
   (Provider and seller of electricity and thermal
      energy in the U.S.)                                                    100            8,506
                                                                                          -------
                                                                                           32,106
Entertainment (3.2%)
Cedar Fair L.P.
   (Owns and operates amusement theme parks)                                 315            6,536
Time Warner, Inc.
   (Media and entertainment company)                                         200           12,150
Walt Disney
   (Operates theme parks and resorts, and produces
      motion pictures)                                                       500           12,938
                                                                                          -------
                                                                                           31,624


                                       18

SR&F Growth Investor Portfolio
PORTFOLIO OF INVESTMENTS (CONTINUED)
(All amounts in thousands)



                                                                          NUMBER           MARKET
                                                                       OF SHARES            VALUE
                                                                       ---------         --------
Financial Services (11.5%)
Alliance Capital Management L.P.
   (Provides investment services to pension funds, endowments,
      insurance companies, banks and individual investors)                   350          $ 9,603
American International Group, Inc.
   (Provides financial services and insurance to U.S. and
      international companies)                                               188           16,301
Citigroup, Inc.
   (Provider of financial services to consumers
      and corporations)                                                      525           23,100
Fannie Mae
   (Buys and holds mortgages, and issues and sells mortgage-
      backed securities)                                                     275           17,239
Freddie Mac
   (Purchases mortgages from lenders and resells
      in pools or packages)                                                  325           16,900
The Goldman Sachs Group, Inc.
   (Provides global investment banking, trading and
      asset management services)                                             165           10,034
Household International, Inc.
   (Provides financial and banking services)                                 500           20,063
                                                                                          -------
                                                                                          113,240
Food and Beverage (2.9%)
Coca-Cola Co.
   (Producer and distributor of soft drink products)                         350           16,822
Wm. Wrigley Jr. Co.
   (Manufactures chewing gum)                                                175           12,042
                                                                                          -------
                                                                                           28,864

                                       19

SR&F Growth Investor Portfolio
PORTFOLIO OF INVESTMENTS (CONTINUED)
(All amounts in thousands)



                                                                          NUMBER           MARKET
                                                                       OF SHARES            VALUE
                                                                       ---------         --------
Health Care (4.7%)
American Home Products Corp.
   (Discovers, develops, manufactures, distributes and sells
      health care products)                                                  270         $ 11,205
IMS Health, Inc.
   (Provides information system solutions to pharmaceutical and
      healthcare industries)                                                 500           11,406
Johnson & Johnson
   (Manufactures and markets a broad range of health care
      and other products)                                                    200           18,375
Orthodontic Centers of America (a)
   (Provides management and consulting services to
      orthodontic practices)                                                 325            5,687
                                                                                          -------
                                                                                           46,673
Machinery (0.1%)
McDermott International
   (Manufacturer of steam generating and environmental
      machinery)                                                              19              385

Medical - Instruments (1.4%)
Medtronic
   (Manufactures various cardiovascular medical instruments)                 400           14,200

Medical - Pharmaceutical (3.7%)
Pfizer, Inc.
   (Researches and provides global health care products)                     600           21,563
Watson Pharmaceuticals (a)
   (Develops, produces, markets and distributes
      pharmaceutical products)                                               500           15,281
                                                                                          -------
                                                                                           36,844
Publishing, Broadcasting and Media (6.8%)
AT&T Liberty Media A
   (Holds interests in globally branded entertainment
      networks)                                                              500           18,563
Clear Channel Communications (a)
   (Owns, operates and manages radio and television stations)                300           23,962
Hispanic Broadcasting, Class A (a)
   (Spanish language radio broadcasting company)                             325           24,741
                                                                                          -------
                                                                                           67,266


                                       20

SR&F Growth Investor Portfolio
PORTFOLIO OF INVESTMENTS (CONTINUED)
(All amounts in thousands)



                                                                          NUMBER           MARKET
                                                                       OF SHARES            VALUE
                                                                       ---------         --------
Restaurant (2.3%)
McDonald's Corp.
   (Develops, licenses, leases and services a worldwide
      system of restaurants)                                                 525         $ 22,575

Security Systems (2.6%)
Tyco International Ltd.
   (Develops and manufactures various security systems and
      products)                                                              250           25,813

Semiconductors (3.9%)
Atmel Corp. (a)
   (Produces and sells non-volatile memory and logic
      integrated circuits and related products)                              300           10,144
Maxim Integrated Products (a)
   (Develops, manufactures and markets integrated circuits)                  300           18,928
KLA-Tencor Corp. (a)
   (Manufactures monitoring systems for semiconductor
      industry)                                                              150            9,750
                                                                                          -------
                                                                                           38,822
Specialty Chemicals (1.5%)
Minerals Technologies, Inc.
   (Develops, produces and markets specialty minerals,
      mineral-based and synthetic mineral products)                          300           14,569

Telecommunications (7.8%)
American Tower, Class A (a)
   (Operator of wireless telecommunication towers)                           500            9,781
Global Telesystems Group, Inc. (a)
   (Provider of broadband, internet, international and
      domestic long distance services)                                       590           11,634
Level 3 Communications, Inc. (a)
   (Provider of local and long distance information and data
      transmission services)                                                 220           11,488

                                       21

SR&F Growth Investor Portfolio
PORTFOLIO OF INVESTMENTS (CONTINUED)
(All amounts in thousands)

                                                                          NUMBER           MARKET
                                                                       OF SHARES            VALUE
                                                                       ---------         --------
Telecommunications (Continued)
MCI WorldCom, Inc. (a)
   (Provides facilities-based and fully integrated local, long
      distance, international and Internet services)                         375         $ 26,953
Qwest Communications International (a)
   (Provides communication services to interexchange
      carriers, businesses and consumers)                                    583           17,236
                                                                                          -------
                                                                                           77,092
Telecommunications Equipment (6.0%)
Foundry Networks, Inc. (a)
   (Manufactures networking products for enterprises and
      Internet service providers)                                             40            5,040
Loral Space & Communications (a)
   (High technology company concentrated on satellite
      manufacturing and satellite-based communication services)              600           10,313
Lucent Technologies, Inc.
   (Produces public and private networks, communication
      systems and software)                                                  360           23,355
Tellabs, Inc. (a)
   (Designs, assembles, markets and services voice and data
      networking products)                                                   350           19,928
                                                                                          -------
                                                                                           58,636

Travel Services (2.7%)
Sabre Group Holdings Corp. (a)
   (Provider of a travel reservation system)                                 250           10,750
Royal Caribbean Cruises Ltd.
   (Operator and owner of a fleet of global cruise vessels)                  360           16,200
                                                                                          -------
                                                                                           26,950
                                                                                          -------
Total Common Stocks (Cost $710,083)                                                       952,135
                                                                                          -------

                                       22

SR&F Growth Investor Portfolio
PORTFOLIO OF INVESTMENTS (CONTINUED)
(All amounts in thousands)



                                                                       PRINCIPAL           MARKET
SHORT-TERM OBLIGATIONS (0.1%)                                             AMOUNT            VALUE
                                                                       ---------         --------
Commercial Paper (0.1%)
Associates Corp. of North America 5.600% 10/01/99                         $1,010         $  1,010
                                                                                         --------
Total Short-Term Obligations (Cost $1,010)                                                  1,010
                                                                                         --------
Total Investments (96.6%)
   (Cost $711,093) (b)                                                                    953,145
Other Assets, Less Liabilities (3.4%)                                                      33,695
                                                                                         --------
Net Assets (100.0%)                                                                      $986,840
                                                                                         ========

Notes to Portfolio of Investments
--------------------------------------------------------------------------------

(a)  Non-income producing security.

(b) At September 30, 1999, the cost of investments for federal income tax purposes was $711,829. Net unrealized appreciation was $241,316, consisting of gross unrealized appreciation of $282,757 and gross unrealized depreciation of $41,441.

See accompanying Notes to Financial Statements.

                                       23

SR&F Growth Investor Portfolio
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1999
(All amounts in thousands)


Assets
Investments, at market value (cost $711,093)                       $  953,145
Cash                                                                        2
Receivable for investments sold                                        71,707
Dividends receivable                                                      431
                                                                   ----------
   Total Assets                                                     1,025,285
                                                                   ----------

Liabilities
Payable for investments purchased                                      37,927
Payable to Advisor                                                        492
Other liabilities                                                          26
                                                                   ----------
   Total Liabilities                                                   38,445
                                                                   ----------
   Net Assets applicable to investors' beneficial interest         $  986,840
                                                                   ==========

See accompanying Notes to Financial Statements.

SR&F Growth Investor Portfolio
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 1999
(All amounts in thousands)


Investment Income
Dividends                                                             $ 5,808
Interest                                                                1,827
                                                                     --------
   Total investment income                                              7,635
                                                                     --------

Expenses
Management fees                                                         5,416
Accounting fees                                                            47
Transfer Agent fees                                                         6
Custodian fees                                                             26
Other fees                                                                 18
                                                                     --------
   Total expenses                                                       5,513
                                                                     --------
   Net investment income                                                2,122
                                                                     --------

Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments                                          944
Net change in unrealized appreciation or depreciation on investments  169,408
                                                                     --------
   Net gain on investments                                            170,352
                                                                     --------
   Net increase in net assets resulting from operations              $172,474
                                                                     ========


See accompanying Notes to Financial Statements.

SR&F Growth Investor Portfolio
STATEMENT OF CHANGES IN NET ASSETS
(All amounts in thousands)

                                                    Years ended September 30,
                                                          1999           1998
                                                      --------       --------
Operations
Net investment income                                  $ 2,122        $ 2,659
Net realized gain on investments                           944         12,629
Net change in unrealized appreciation or depreciation
   on investments                                      169,408        (30,644)
                                                      --------       --------
   Net increase (decrease) in net assets resulting
      from operations                                  172,474        (15,356)
                                                      --------       --------

Transactions in Investors' Beneficial Interest
Contributions                                          274,918        389,527
Withdrawals                                           (183,222)      (127,041)
                                                      --------       --------
   Net increase from transactions in investors'
      beneficial interest                               91,696        262,486
                                                      --------       --------
   Net increase in net assets                          264,170        247,130

Net Assets
Beginning of year                                      722,670        475,540
                                                      --------       --------
End of year                                           $986,840       $722,670
                                                      ========       ========

See accompanying Notes to Financial Statements.

Balloon Text: This past year your Fund's net assets grew substantially. The number of shareholders rose by more than 40%.

Stein Roe Young Investor Fund
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1999
(All amounts in thousands, except per-share data)


Assets
Investment in SR&F Growth Investor Portfolio, at value               $882,087
Cash                                                                       25
Receivable for fund shares sold                                           290
Other assets                                                                9
                                                                     --------
   Total Assets                                                       882,411
                                                                     --------

Liabilities
Payable for fund shares redeemed                                        1,251
Accrued administrative and transfer agent fees                            416
Other liabilities                                                         170
                                                                     --------
   Total Liabilities                                                    1,837
                                                                     --------
   Net Assets                                                        $880,574
                                                                     ========

Analysis of Net Assets
Paid-in capital                                                      $645,314
Accumulated net realized gain on investments                            4,854
Net unrealized appreciation on investments                            230,406
                                                                     --------
   Net Assets                                                        $880,574
                                                                     ========
Shares outstanding (unlimited number authorized)                       32,115
                                                                     ========
Net asset value per share                                            $  27.42
                                                                     ========

See accompanying Notes to Financial Statements.

Stein Roe Young Investor Fund
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 1999
(All amounts in thousands)


Investment Income
Dividends allocated from SR&F Growth Investor Portfolio               $ 5,356
Interest allocated from SR&F Growth Investor Portfolio                  1,695
                                                                     --------
   Total investment income                                              7,041
                                                                     --------

Expenses
Expenses allocated from SR&F Growth Investor Portfolio                  5,078
Transfer agent fees                                                     2,894
Administrative fees                                                     1,546
SEC and state registration fees                                            57
Accounting fees                                                            45
Trustees' fees                                                              9
Legal and audit fees                                                       15
Other                                                                     581
                                                                     --------
   Total expenses                                                      10,225
                                                                     --------
   Net investment loss                                                 (3,184)
                                                                     --------

Realized and Unrealized Gain (Loss) on Investments
   Allocated from SR&F Growth Investor Portfolio
Net realized gain on investments                                        4,240
Net change in unrealized appreciation or depreciation on investments  158,189
                                                                     --------
         Net gain on investments                                      162,429
                                                                     --------
   Net Increase in Net Assets Resulting from Operations              $159,245
                                                                     ========

See accompanying Notes to Financial Statements.

Stein Roe Young Investor Fund
STATEMENT OF CHANGES IN NET ASSETS
(All amounts in thousands)

                                                    Years ended September 30,
                                                          1999           1998
                                                      --------       --------
Operations
Net investment loss                                  $  (3,184)     $  (1,746)
Net realized gain on investments allocated from
   SR&F Growth Investor Portfolio                        4,240         18,158
Net change in unrealized appreciation or
   depreciation on investments allocated
   from SR&F Growth Investor Portfolio                 158,189        (31,047)
                                                      --------       --------
   Net increase (decrease) in net assets
      resulting from operations                        159,245        (14,635)
                                                      --------       --------

Distributions to Shareholders
Distributions from net capital gains                   (18,152)        (7,157)
                                                      --------       --------

Share Transactions
Subscriptions to fund shares                           335,052        452,618
Value of distributions reinvested                       17,877          7,013
Redemptions of fund shares                            (299,472)      (227,321)
                                                      --------       --------
   Net increase from share transactions                 53,457        232,310
                                                      --------       --------
   Net increase in net assets                          194,550        210,518

Net Assets
Beginning of year                                      686,024        475,506
                                                      --------       --------
End of year                                           $880,574       $686,024
                                                      ========       ========

Undistributed Net Investment Income at End of Year    $     --       $     --
                                                      ========       ========
Analysis of Changes in Shares of Beneficial Interest
Subscriptions to fund shares                            11,915         18,030
Issued in reinvestment of distributions                    741            315
Redemptions of fund shares                             (10,786)        (8,999)
                                                      --------       --------
   Net increase in fund shares                           1,870          9,346
Shares outstanding at beginning of year                 30,245         20,899
                                                      --------       --------
Shares outstanding at end of year                       32,115         30,245
                                                      ========       ========

See accompanying Notes to Financial Statements.

Notes to Financial Statements
(ALL AMOUNTS IN THOUSANDS)

NOTE 1.  ORGANIZATION
--------------------------------------------------------------------------------

Stein Roe Young Investor Fund (the "Fund") is a series of Liberty-Stein Roe Funds Investment Trust (the "Trust") formerly Stein Roe Investment Trust, an open-end management investment company organized as a Massachusetts business trust. The Fund invests substantially all of its assets in SR&F Growth Investor Portfolio (the "Portfolio"), which seeks to achieve long-term growth by investing primarily in common stocks that are believed to have long-term appreciation potential. The Fund also has an educational objective to teach investors, especially young people, about basic economic principles and personal finance through a variety of educational materials prepared and paid for by the Fund.
     The Portfolio is a series of SR&F Base Trust, a Massachusetts common law trust organized under an Agreement and Declaration of Trust dated August 23, 1993. The Portfolio commenced operations on February 3, 1997. At commencement, the Fund contributed $292,104 in securities and other assets in exchange for beneficial ownership of the Portfolio. The Portfolio allocates income, expenses, realized and unrealized gains and losses to each investor on a daily basis, based on methods approved by the Internal Revenue Service. At September 30, 1999, Stein Roe Young Investor Fund owned 89.4% of the Portfolio.


NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

The following summarizes the significant accounting policies of the Fund and the Portfolio. These policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

SECURITY VALUATIONS
Securities traded on national securities exchanges are valued at the last reported sales price or, if there are no sales, at the latest bid quotation.

Each over-the-counter security for which the last sale price is available from NASDAQ is valued at that price. All other over-the-counter securities for which reliable quotations are available are valued at the latest bid quotation. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Interest income includes discount accretion on fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

FEDERAL INCOME TAXES
No provision is made for federal income taxes since (a) the Fund elects to be taxed as a "regulated investment company" and makes distributions to its shareholders to be relieved of all federal income taxes under provisions of current federal tax law; and (b) the Portfolio is treated as a partnership for federal income tax purposes and all of its income is allocated to its owners based on methods approved by the Internal Revenue Service.

DISTRIBUTION TO SHAREHOLDERS
The Fund declares and pays dividends of any net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles, which may treat certain transactions differently from generally accepted accounting principles. Distributions in excess of tax basis earnings are reported in the financial statements as a return of capital. Permanent differences in the recognition or classification of income between the financial statements and tax earnings are reclassified to paid-in capital.

NOTE 3. TRUSTEES' FEES AND TRANSACTIONS WITH AFFILIATES
The Portfolio pays a monthly management fee and the Fund pays a monthly administrative fee to Stein Roe & Farnham Incorporated (the "Advisor"), an indirect, wholly-owned subsidiary of Liberty Financial Companies, Inc. ("Liberty"), for its services as investment advisor and administrator.

     The management fee for the Portfolio is computed at an annual rate of 0.60% of the Portfolio's average daily net assets up to $500 million, 0.55% of the next $500 million, and 0.50% thereafter. The administrative fee for the Fund is computed at an annual rate of 0.20% of the Fund's average daily net assets up to $500 million, 0.15% of the next $500 million, and 0.125% thereafter.

     The Advisor also provides fund accounting services.

     Transfer agent fees are paid to SteinRoe Services Inc. (SSI), a direct, wholly-owned subsidiary of Liberty.

     Certain officers and trustees of the Trust are also officers of the Advisor. No remuneration was paid to any trustee or officer of the Trust who is affiliated with the Advisor.

NOTE 4.  SHORT-TERM DEBT
--------------------------------------------------------------------------------
To facilitate portfolio liquidity, the Fund and the Portfolio maintain borrowing arrangements under which they can borrow against portfolio securities. Neither the Fund nor the Portfolio had borrowings during the year ended September 30, 1999.

NOTE 5.  INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------
The Portfolio's aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended September 30, 1999, were $548,233 and $422,350, respectively.

CHANGE IN INDEPENDENT ACCOUNTANTS

Based on the recommendation of the Audit Committee of the Stein Roe Young Investor Fund and the SR&F Growth Investor Portfolio, on August 3, 1999 the Board of Trustees determined not to retain Arthur Andersen LLP as the Fund's and the Portfolio's independent accountant and voted to appoint PricewaterhouseCoopers LLP for the year ended September 30, 1999. During the two most recent fiscal years, Arthur Andersen LLP audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. There were no disagreements in accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of Arthur Andersen LLP would have caused it to make reference to the disagreement in its report on the financial statements for such years.

SR&F Growth Investor Portfolio

Financial Highlights
                                                     Years ended       Period ended
                                                     September 30,    September 30,
                                                    1999         1998        1997(a)
                                             ----------- ------------ -------------
Ratio of net expenses to average net assets        0.59%        0.62%       0.63%(b)
Ratio of net investment income to average
   net assets                                      0.25%        0.42%       0.54%(b)
Portfolio turnover rate                              45%          45%         38%

(a)  From commencement of operations on February 3, 1997.

(b)  Annualized.

Stein Roe Young Investor Fund

Financial Highlights

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.
                                                                                  Years ended September 30,
                                                             1999           1998          1997            1996         1995
                                                       ----------     ----------    ----------      ----------     ---------
Net Asset Value, Beginning of Period                      $ 22.68        $ 22.75       $ 18.64         $ 14.29       $ 10.24
                                                       ----------     ----------    ----------      ----------     ---------
Income From Investment Operations
Net investment income (loss) (a)                            (0.10)         (0.06)        (0.04)           0.05          0.06
Net realized and unrealized gain on investments allocated
   from SR&F Growth Investor Portfolio                       5.44           0.31          4.79            4.86          4.07
                                                       ----------     ----------    ----------      ----------     ---------
    Total from investment operations                         5.34           0.25          4.75            4.91          4.13
                                                       ----------     ----------    ----------      ----------     ---------
Distributions
   Net investment income                                       --             --         (0.02)          (0.05)        (0.08)
   Net realized capital gains                               (0.60)         (0.32)        (0.62)          (0.51)           --
                                                       ----------     ----------    ----------      ----------     ---------
     Total distributions                                    (0.60)         (0.32)        (0.64)          (0.56)        (0.08)
                                                       ----------     ----------    ----------      ----------     ---------
Net Asset Value, End of Period                            $ 27.42        $ 22.68       $ 22.75         $ 18.64       $ 14.29


                                                       ==========     ==========    ==========     ===========     =========
Ratio of net expenses to average net assets                 1.18%          1.31%     1.43% (b)       1.21% (b)     0.99% (b)
Ratio of net investment income (loss) to
   average net assets                                     (0.37)%        (0.28)%   (0.25)% (c)       0.30% (c)     0.47% (c)
Portfolio turnover rate                                       N/A            N/A       22% (d)         98% (d)       55% (d)
Total return                                               23.89%          1.14%    26.37% (c)      35.55% (c)    40.58% (c)
Net assets, end of year (000's)                          $880,574       $686,024      $475,506        $179,089       $31,401

(a) Per share data was calculated using average shares outstanding during the period.

(b) If the Fund had paid all of its expenses and there had been no reimbursement of expenses by the Advisor, this ratio would have been 1.49%, 2.04% and 2.87% for the years and period ended September 30, 1997, 1996 and 1995, respectively.

(c)  Computed giving effect to the Advisor's expense limitation undertaking.

(d) Prior to commencement of operations of the Portfolio (See Note 1 to Financial Statements).

--------------------------------------------------------------------------------
Federal Income Tax Information (unaudited)
For the fiscal year ended September 30, 1999, the Fund designates long-term capital gains of $4,229,901.
--------------------------------------------------------------------------------

Balloon Text (arrow pointing to portfolio turnover rate): Portfolio turnover rate indicates how much buying and selling of stocks a manager does each year. Low turnover can help reduce yearly distributions, which can help investors save taxes. See page 33 for more information.

Balloon Text: If you are a child and your mutual fund distributes more than $650 to you this year, your parents may have to file a tax return for you even if you reinvest the money.

Report of Independent Accountants


To the Trustees and Shareholders of
   Liberty-Stein Roe Funds Investment Trust
   Stein Roe Young Investor Fund
   SR&F Base Trust
   SR&F Growth Investor Portfolio

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Stein Roe Young Investor Fund (the "Fund") (a series of Liberty-Stein Roe Funds Investment Trust, formerly Stein Roe Investment Trust) and Stein Roe Growth Investor Portfolio (the "Portfolio") a series of SR&F Base Trust at September 30, 1999, the results of each of their operations, the changes in each of their net assets and the financial highlights for the period then ended, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's and the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at September 30, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above. The financial statements of the Fund and the Portfolio for periods prior to October 1, 1998 were audited by other independent accountants whose report dated November 16, 1998 expressed an unqualified opinion on those statements.



PricewaterhouseCoopers LLP
Boston, Massachusetts
November 15, 1999

Investment Trust
Trustees
--------------------------------------------------------------------------------

John A. Bacon Jr. Private Investor
William W. Boyd
Chairman and Director, Sterling Plumbing
  Group Inc.
Lindsay Cook
Senior Vice President, Liberty Financial
  Companies Inc.
Douglas A. Hacker
Senior Vice President and Chief Financial
  Officer, United Airlines
Janet Langford Kelly
Vice President-Corporate Development,
  General Counsel and Secretary, Kellogg Co
Charles R. Nelson
Van Voorhis Professor of Political Economy,
  University of Washington
Thomas C. Theobald
Managing Partner, William Blair
  Capital Partners

Officers
--------------------------------------------------------------------------------

Stephen E. Gibson, President
William D. Andrews, Executive
  Vice President
Loren A. Hansen, Executive Vice President
Kevin M. Carome, Executive
  Vice President, Assistant Secretary
Timothy Jacoby, Senior Vice President
Christine Balzano, Vice President
David Brady, Vice President
Daniel Cantor, Vice President
J. Kevin Connaughton, Vice President,
  Treasurer
William Garrison, Vice President
Erik Gustafson, Vice President
Harvey Hirschhorn, Vice President
Gail D. Knudsen, Vice President, Controller
Lynn C. Maddox, Vice President
Mary D. McKenzie, Vice President
Art McQueen, Vice President
Nicholas Norton, Vice President
Nicolette D. Parrish, Vice President,
  Assistant Secretary
Heidi J. Walter, Vice President, Secretary
Michael Fisher, Assistant Treasurer


Agents and Advisors
--------------------------------------------------------------------------------

Stein Roe & Farnham Incorporated
Investment Advisor
State Street Bank and Trust Company
Custodian
SteinRoe Services Inc.
Transfer Agent
Bell, Boyd & Lloyd
Legal Counsel to the Fund
PricewaterhouseCoopers  LLP
Independent Accountants

THE STEIN ROE MUTUAL FUNDS

FIXED INCOME FUNDS
Cash Reserves Fund
Municipal Money Market Fund
Intermediate Municipals Fund
Managed Municipals Fund
High-Yield Municipals Fund
Intermediate Bond Fund
Income Fund
High Yield Fund

EQUITY FUNDS
Balanced Fund
Growth & Income Fund
Disciplined Stock Fund
Growth Stock Fund
Growth Investor Fund
Young Investor Fund
Midcap Growth Fund
Large Company Focus Fund
Capital Opportunities Fund
International Fund
Small Company Growth Fund
                             Stein Roe Mutual Funds
                                  P.O. Box 8900
                              Boston, MA 02205-8900
                      Financial Advisors call: 800-322-0593
                         Shareholders call: 800-338-2550
                                www.steinroe.com

                         Liberty Funds Distributor, Inc.

                                                                     YI11A 11/99